The Sage Variable Annuity Account A

                        The Sage Variable Life Account A

                      Sage Life Assurance of America, Inc.

                         Supplement dated April 29, 2005


This supplement should be attached to your prospectus for the flexible payment deferred combination fixed and variable annuity contract or the modified single payment combination fixed and variable life insurance contract (referred to collectively herein as the "Contract").

Market Timing Policies and Procedures

Your ability to make transfers among Sub-Accounts under the Contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract Owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and out of a Sub-Account in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other Contract Owners. These risks and harmful effects include:

o dilution of the interests of long-term investors in a Sub-Account, if market timers or others transfer into the Sub-Account at prices that are below the true value or transfer out of the Sub-Account at prices that are higher than the true value;

o an adverse affect on portfolio management and investment performance, such as by causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

o    increased brokerage and administrative expenses.

To protect our Contract Owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures ("Market Timing Policies").

Under our Market Timing Policies, we can modify your transfer privileges for some or all of the Sub-Accounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any Sub-Account at any one time. Subject to and unless prohibited by the terms of the Contract, we may (but are not obligated to):

o limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer in a seven-day period, or more than two in a 30-day period, etc.),

o restrict the method of making a transfer (e.g., require that all transfers into a particular Sub-Account be sent to our Service Center by first class U.S. mail and rescind telephone and fax transfer privileges),

o require a holding period for some Sub-Accounts (e.g., prohibit transfers into a particular Sub-Account within a specified period of time after a transfer out of that Sub-Account),

o impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

o    impose other limitations or restrictions.

Currently, we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency for a given Contract's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other Contracts owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a weekly basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

If a transfer request exceeds the transfer parameters, we may send the Owner a warning letter. If at any time thereafter the Owner's transfer activity exceeds the transfer parameters, we will revoke the Owner's right to make fax or telephone transfers. We will notify Owners in writing (by mail to their address of record on file with us) if we limit their trading.

In addition, we reserve the right to restrict transfers:

o if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

o if the transfer would adversely affect Account Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

We do not include transfers made pursuant to Transfer Programs, such as Dollar Cost Averaging or other similar programs when applying our Market Timing Policies.

We have adopted these Market Timing Policies as a preventative measure to protect all Owners from the potential effects of Disruptive Trading, while also abiding by any rights that Owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other Owners.

We currently do not make any exceptions to the Market Timing Policies. We may reinstate telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). We cannot guarantee that revoking or limiting an Owner's telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur. We cannot guarantee that the funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any Sub-Account if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

Telephone or Facsimile ("Fax") Transfers. Subject to the Market Timing Policies, you may request transfers or withdrawals by telephone or fax. We will not be liable for following instructions communicated by telephone or fax that we reasonably believe to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone or fax are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information;
(b) tape recording all telephone conversations; and (c) sending you a confirmation statement after all such telephone or fax transactions.

We also will allow you to create a power of attorney, authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

Transfers via the Internet are no longer permitted.

Third Party Transfers. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.

However, our procedures will not prevent you from making your own transfer requests, subject to these Market Timing Policies.

Asset Allocation Programs

The asset allocation programs, which have been suspended since January 1, 2004, are now being terminated. Any monies that you have previously allocated to an asset allocation program will remain in the asset allocation models unless and until you instruct us otherwise.